UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February  11, 2005
                                                ______________________________



                         ESB Financial Corporation
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



          Pennsylvania                0-19345                25-1659846
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                        Identification No.)



600 Lawrence Avenue, Ellwood City, Pennsylvania                16117
______________________________________________________________________________
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (724) 758-5584
                                                  ____________________________


                                Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
             ---------------------------------------------------------

     In connection with the merger of PHSB Financial Corporation ("PHSB") with and into ESB Financial Corporation ("ESB") on February 11, 2005 (as more fully discussed below, the "Merger") James P. Wetzel, Jr. was elected as a director of ESB. Mr. Wetzel formerly served as President and Chief Executive Officer of PHSB and Peoples Home Saving Bank from 1986 until the Merger.

     Pursuant to the Merger Agreement (as defined and discussed below), ESB agreed to agreed to elect Mr. Wetzel to the board of directors of ESB, with an initial term that expires at the 2006 annual meeting of stockholders, and at such time to nominate Mr. Wetzel for election as a director for an additional three year term, subject to Mr. Wetzels' compliance with ESB's applicable director requirements and the fiduciary duties of the ESB board.

     In connection with the execution of the Merger Agreement, ESB and Mr. Wetzel entered into a consulting and noncompetition agreement to be effective upon completion of the merger. Mr. Wetzel agreed to provide consulting services to ESB and to not compete against ESB or its subsidiaries or affiliates for a period of three years following completion of the merger. In exchange, ESB agreed to pay Mr. Wetzel $180,000 per year, payable monthly, and to provide
Mr. Wetzel with the continued use of the automobile previously owned by Peoples Home Savings Bank, with ESB to pay all insurance and repair costs on the automobile.

     Following completion of the Merger, ESB appointed Richard E. Canonge as Senior Vice President/Treasurer of ESB. Mr. Canonge formerly served as Vice President-Finance, Treasurer and Chief Financial Officer of PHSB and Peoples Home Saving Bank from 1989 until the Merger.

Item 8.01    Other Events
             ------------

     On February 11, 2005, following receipt of all required regulatory and stockholder approvals, ESB completed the acquisition of PHSB pursuant to an Agreement and Plan of Reorganization (including a related Agreement of Merger), dated as of August 12, 2004, between ESB and PHSB (the "Merger Agreement").
The acquisition was effected by means of the merger of PHSB with and into ESB (the "Merger"). Upon consummation of the Merger, each share of common stock of PHSB outstanding immediately prior thereto was converted into the right to receive the either $27.00 in cash or 1.966 shares of common stock of ESB, at the election of the holder, subject to an overall requirement that 50% of the total outstanding PHSB common stock be exchanged for ESB common stock and 50% for cash. Immediately following the Merger, Peoples Home Savings Bank, PHSB's wholly-owned banking subsidiary, was merged with and into ESB Bank, ESB's wholly-owned banking subsidiary.

     For additional information regarding the Merger, reference is made to the press release of ESB included as Exhibit 99.1 hereto.

                                    2


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:


     Exhibit No.    Description
     ----------     -----------

     2.1 Agreement and Plan of Reorganization, dated as of August 12, 2004, between ESB and PHSB (including the related form of Agreement of Merger attached as Exhibit C thereto) (1)

     99.1           Press Release, dated February 11, 2005
     _________

     (1) Incorporated by reference to the Current Report on Form 8-K filed by ESB with the SEC on August 13, 2004, as well as to Annex A to the Joint Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 (File No. 333-119594) filed by Banknorth with the SEC on October 6, 2004, as amended.




















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         ESB FINANCIAL CORPORATION


                         By:  /s/ Charlotte A. Zuschlag
                              --------------------------------------------
                              Name:  Charlotte A. Zuschlag
                              Title: President and Chief Executive Officer

Date:  February 14, 2005